Stockholders' equity	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Stockholders' equity	Stockholders' equity
As of December 31, 2020, we had ADSs representing 55,967,976 Class A shares and 298,187,967 Class B shares outstanding. Each Class B share is convertible into one Class A share at any time by the holder. During the years ended December 31, 2018, 2019 and 2020, 11,112,001, 7,000,000 and 3,500,000 Class B shares were converted into Class A shares, respectively.
Class A and Class B common stock has a par value of €0.06 and €0.60, respectively. The holders of our Class B shares, Expedia Group and Founders, are entitled to ten votes per share, and holders of our Class A shares are entitled to one vote per share. All other terms and preferences of Class A and Class B common stock are the same.

Reserves
Reserves primarily represents the effects of pushdown accounting applied due to the change in control in 2013 in addition to share premium as result of the corporate reorganization and IPO. See Note 1 - Organization and basis of presentation. Further effects to the Reserves are due to the merger of trivago GmbH with and into trivago N.V. in 2017, exercises of employee stock options, and the effect of the Founders' conversion of Class B shares to Class A shares in 2018, 2019 and 2020.

Accumulated other comprehensive income/(loss)
Accumulated other comprehensive income/(loss) represents foreign currency translation adjustments for our subsidiaries in foreign locations. As of December 31, 2020 we do not expect to reclassify any amounts included in accumulated other comprehensive income/(loss) into earnings during the next 12 months.

Contribution from Parent
The beginning contribution from Parent balance represents the pushdown of share-based compensation expense from Expedia Group.